Consolidated Balance Sheets Details	12 Months Ended
Feb. 29, 2016
Balance Sheet Related Disclosures [Abstract]
Consolidated Balance Sheets Details
CONSOLIDATED BALANCE SHEETS DETAILS
Accounts receivable, net
The allowance for doubtful accounts as at February 29, 2016 was $10 million (February 28, 2015 - $10 million).
There were no customers that comprised more than 10% of accounts receivable as at February 29, 2016 (February 28, 2015 – no customers that comprised more than 10%).
Inventories
Inventories comprised the following:

	As at
	February 29, 2016	February 28, 2015
Raw materials	$46	$11
Work in process	32	62
Finished goods	65	49
	$143	$122

See “Inventories” in Note 1 for a description of the Company’s accounting policies regarding inventory.
During fiscal 2016, the Company recorded primarily non-cash, pre-tax charges of approximately $36 million relating to the write-down of certain inventories and a recovery in supply commitments of $3 million (fiscal 2015 - $95 million in inventory write-down and $33 million recovery in supply commitments).
During fiscal 2014, the Company shipped devices to its carrier and distributor partners to support new and continuing product launches and meet expected levels of end customer demand. However, the sell-through levels for BlackBerry 10 smartphones decreased significantly during fiscal 2014 due to the maturing smartphone market, very intense competition and, the Company believes, the uncertainty created by the Company’s strategic review process. These factors caused the number of BlackBerry 10 devices in the channel to increase above the Company’s expectations, which in turn caused the Company to reassess and revise its future demand assumptions for finished products, semi-finished goods and raw materials. The Company also made the decision to cancel plans to launch two devices to mitigate the identified inventory risk. Based on these revised demand assumptions, the Company recorded primarily non-cash, pre-tax charges of $1.6 billion against inventory and $782 million in supply commitment charges related to BlackBerry 10 devices.
Other current assets
Other current assets include items such as deferred cost of sales and prepaid expenses, among other items, none of which were greater than 5% of the current assets balance in all years presented.
Property, plant and equipment, net
Property, plant and equipment comprised the following:

	As at
	February 29, 2016	February 28, 2015
Cost
Land	$26	$26
Buildings, leasehold improvements and other	397	423
BlackBerry operations and other information technology	1,183	1,236
Manufacturing equipment, research and development equipment and tooling	120	211
Furniture and fixtures	18	20
	1,744	1,916
Accumulated amortization	1,332	1,360
Net book value	$412	$556

For the year ended February 29, 2016, amortization expense related to property, plant and equipment amounted to $124 million (February 28, 2015 - $184 million; March 1, 2014 - $532 million).
Intangible assets, net
Intangible assets comprised the following:

	As at February 29, 2016
	Cost	Accumulated Amortization	Net Book Value
Acquired technology	$677	$367	$310
Intellectual property	1,437	704	733
Other acquired intangibles	197	27	170
	$2,311	$1,098	$1,213

	As at February 28, 2015
	Cost	Accumulated Amortization	Net Book Value
Acquired technology	$451	$315	$136
Intellectual property	2,545	1,314	1,231
Other acquired intangibles	22	14	8
	$3,018	$1,643	$1,375

Other acquired intangibles include items such as customer relationships and brand.
For the year ended February 29, 2016, amortization expense related to intangible assets amounted to $492 million (February 28, 2015 - $510 million; March 1, 2014 - $738 million).
Total additions to intangible assets in fiscal 2016 amounted to $477 million (fiscal 2015 - $481 million). During fiscal 2016, the additions to intangible assets primarily consisted of acquired technology and other acquired intangibles from business acquisitions as described in Note 7. Other additions to intangible assets included patent applications and maintenance and license agreements with third parties for the use of intellectual property.
Based on the carrying value of the identified intangible assets as at February 29, 2016, and assuming no subsequent impairment of the underlying assets, the annual amortization expense for each of the succeeding years is expected to be as follows: fiscal 2017 - $270 million; fiscal 2018 - $229 million; fiscal 2019 - $171 million; fiscal 2020 - $153 million; and fiscal 2021 - $130 million.
The weighted average remaining useful lives of the intangible assets are as follows:

As at
	February 29, 2016	February 28, 2015
Acquired technology	4.4 years	3.6 years
Intellectual property	7.7 years	5.7 years
Other acquired intangibles	6.0 years	3.5 years

Abandonment/impairment of long-lived assets
During fiscal 2016 and as part of its resource alignment program (the “RAP”) as described in Note 8, the Company completed a targeted review of the individual patents composing its patent portfolio. As a result of this review, the Company ceased enforcement and abandoned legal right and title to patents with a cost of $592 million, accumulated amortization of $456 million, and a net book value of approximately $136 million (fiscal 2015 - $49 million, $15 million and $34 million, respectively).
See “Impairment of long-lived assets” in Note 1 for a description of how LLA impairment is tested. There were no LLA impairment charges taken in fiscal 2015.
During fiscal 2014, the Company experienced a significant decline in its share price following its pre-release of its second quarter fiscal 2014 results on September 20, 2013, as well as its announcement on November 4, 2013 that Fairfax Financial Holdings Limited (“Fairfax”) and other institutional investors were investing in the Company through the $1.0 billion private placement of the Debentures in lieu of finalizing the purchase of the Company as contemplated in the previously announced letter of intent. The Company further identified the continuing decline in revenue, the generation of operating losses and the decrease in cash flows from operations as indicators of potential LLA impairment. Further, the Company believed that its strategic review process may have increased market uncertainty as to the future viability of the Company and may have negatively impacted demand for the Company’s products. Accordingly, a cash flow recoverability test was performed as of November 4, 2013 (the “Measurement Date”). The estimated undiscounted net cash flows were determined utilizing the Company’s internal forecast and incorporated a terminal value of the Company utilizing its market capitalization, calculated as the number of the Company’s common shares outstanding as at the interim testing date multiplied by the average market price of the shares over a 10 day period following the Measurement Date. The Company used this duration in order to incorporate the inherent market fluctuations that may affect any individual closing price of the Company’s shares. As a result, the Company concluded that the carrying value of its net assets exceeded the undiscounted net cash flows as at the Measurement Date. Consequently, step two of the LLA impairment test was performed whereby the fair values of the Company’s assets were compared to their carrying values. As a result, the Company recorded a non-cash, pre-tax charge against its LLA of $2.7 billion in fiscal 2014, of which $852 million of the charge was applicable to property, plant and equipment and $1.9 billion was applicable to intangible assets.
Goodwill
Changes to the carrying amount of goodwill during the fiscal years ended February 29, 2016 and February 28, 2015 were as follows:

Carrying Amount
Balance as at March 1, 2014	$—
Goodwill acquired through business combinations during the year (1)	85
Balance as at February 28, 2015	85
Effect of foreign exchange on non-U.S. dollar denominated goodwill	(7)
Goodwill acquired through business combinations during the year (2)	540
Balance as at February 29, 2016	$618

______________________________

(1)	See Note 7 for details on measurement period adjustments affecting goodwill acquired in fiscal 2015.

(2)	See Note 7 for details on the goodwill acquired through business acquisitions in fiscal 2016.
Accrued liabilities
Accrued liabilities comprised the following:

	As at
	February 29, 2016	February 28, 2015
Warranty	$33	$123
Other	335	544
	$368	$667

Other accrued liabilities include, among other items, accrued vendor liabilities, accrued royalties, accrued carrier liabilities, salaries and payroll withholding taxes, and derivative liabilities, none of which were greater than 5% of the current liabilities balance.
Product Warranty
The change in the Company’s warranty expense and actual warranty experience from March 2, 2013 to February 29, 2016, as well as the accrued warranty obligations, are set forth in the following table:

Accrued warranty obligations as at March 2, 2013	$318
Actual warranty experience during fiscal 2014	(357)
Fiscal 2014 warranty provision	270
Adjustments for changes in estimate	(27)
Accrued warranty obligations as at March 1, 2014	204
Actual warranty experience during fiscal 2015	(140)
Fiscal 2015 warranty provision	82
Adjustments for changes in estimate	(23)
Accrued warranty obligations as at February 28, 2015	123
Actual warranty experience during fiscal 2016	(44)
Fiscal 2016 warranty provision	39
Adjustments for changes in estimate	(85)
Accrued warranty obligations as at February 29, 2016	$33

During fiscal 2016, the Company’s warranty balance declined significantly as a result of changes in estimate, leading to a recovery of $85 million or $0.16 per share. The change in estimate resulted from a sustained significant decline in the return rate of the Company’s handheld devices.